UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2006

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 7.01

REGULATION FD DISCLOSURE

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 1.01  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Sale of Radio Station WZAZ (1400 AM), Jacksonville, Florida

On September 14 2006, Salem Communications Corporation (“Salem”) through its wholly-owned subsidiaries and Chesapeake-Portsmouth Broadcasting Corporation (“Chesapeake Portsmouth”), a corporation controlled by Nancy A. Epperson, the wife of Salem’s Chairman of the Board, Stuart W. Epperson, and the sister of Salem’s CEO, Edward G. Atsinger III, entered into an Asset Purchase Agreement involving the sale by Salem to Chesapeake Portsmouth of radio station WZAZ (1400 AM), Jacksonville, Florida (“WZAZ-AM”).  The sale price for WZAZ-AM is $1.0 million.

Salem and Chesapeake Portsmouth also entered into a Local Marketing Agreement on September 14, 2006, whereby Chesapeake Portsmouth shall operate WZAZ-AM commencing on October 1, 2006 and continuing until the close of the sale of the radio station.  Chesapeake-Portsmouth will pay Salem a monthly fee of $6,154 plus expenses incurred by Salem in connection with the operation of WZAZ-AM.  Pending FCC and all other regulatory approvals, Salem expects to close the sale of this radio station during the fourth quarter of 2006.

Sale of Radio Stations WJGR (1320 AM), Jacksonville, Florida and WZNZ (1460 AM), Jacksonville, Florida

On August 18, 2006, Salem and Chesapeake Portsmouth entered into an Asset Purchase Agreement involving the sale by Salem to Chesapeake Portsmouth of radio stations WJGR (1320 AM), Jacksonville, Florida (“WJGR-AM”) and WZNZ (1460 AM), Jacksonville, Florida (“WZNZ-AM”).  The combined sale price for both radio stations is $1.8 million.  In addition, Chesapeake Portsmouth will be assuming all obligations under the studio lease for these stations and WZAZ-AM effective as of the closing of this transaction.

Salem and Chesapeake Portsmouth also entered into a Local Marketing Agreement on September 14, 2006, whereby Chesapeake Portsmouth shall operate WJGR-AM and WZNZ-AM commencing on October 1, 2006 and continuing until the close of the sale of the radio stations. Chesapeake-Portsmouth will pay Salem a monthly fee of $11,693 plus expenses incurred by Salem in connection with the operation of WJGR-AM and WZNZ-AM.  Pending FCC and all other regulatory approvals, Salem expects to close the sale of these radio stations during the fourth quarter of 2006.

Salem will complete its exit from the Jacksonville, Florida market upon the close of these announced transactions.  For the twelve months ended June 30, 2006, the stations in the Jacksonville cluster, including WBGB (106.5 FM) which was sold today, had net broadcasting revenue of $1.9 million and generated a station operating loss of $0.2 million.

ITEM 7.01     REGULATION FD DISCLOSURE

On September 18, 2006, Salem Communications Corporation issued a press release updating its total revenue guidance for the fiscal quarter ending September 30, 2006. Additionally, the company announced its participation at two investor conferences to be held during the NAB Radio Show, September 20-22, 2006 in Dallas.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated September 18, 2006, of Salem Communications Corporation regarding the sale of Jacksonville radio stations

99.2

Press release, dated September 18, 2006, of Salem Communications Corporation updating its total revenue guidance for the fiscal quarter ending September 30, 2006, and announcing its participation at two investor conferences

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: September 18, 2006	By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President - Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated September 18, 2006, of Salem Communications Corporation regarding the sale of Jacksonville radio stations

99.2

Press release, dated September 18, 2006, of Salem Communications Corporation updating its total revenue guidance for the fiscal quarter ending September 30, 2006, and announcing its participation at two investor conferences

EXHIBIT 99.1

Salem Communications Agrees to Sell Radio Stations in Jacksonville, Fla.

CAMARILLO, CALIF., September 18, 2006 -- Salem Communications Corporation (Nasdaq:SALM), a leading U.S. radio broadcaster, Internet content provider and magazine publisher targeting audiences interested in Christian and family-themed content and conservative values, today announced it has entered into an agreement to sell WZAZ (1400 AM), WJGR (1320 AM) and WZNZ (1460 AM) serving the Jacksonville, Florida market to Chesapeake-Portsmouth Broadcasting Corporation for $2.8 million.  Chesapeake-Portsmouth is a company controlled by Nancy Epperson, wife of Salem’s Chairman of the Board Stuart W. Epperson and sister of CEO Edward G. Atsinger III.

Salem recently closed on the sale of WBGB-FM (106.5 FM), which also serves the Jacksonville market, to Cox Radio. Pending regulatory approvals, the company expects today’s announced transactions will close in the second half of 2006. The closing of these announced transactions will complete Salem’s exit from the Jacksonville market.

In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news, and music programming to approximately 2,000 affiliates; Salem Radio Representatives™ a national radio advertising sales force; Salem Web Network™, a leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 99 radio stations, including 65 stations in 23 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

CONTACT: Salem Communications Corporation

Denise Davis (Media), 805-987-0400, ext. 1081

Denised@salem.cc

Eric Jones (Investors), 805-987-0400, ext. 1048

Ericj@salem.cc

EXHIBIT 99.2

Salem Communications Confirms Third Quarter 2006 Revenue Guidance;

Company to Present at Investor Conferences in Dallas

CAMARILLO, Calif.—September 18, 2006--Salem Communications Corporation (NASDAQ:SALM), a leading U.S. radio broadcaster, Internet content provider and magazine publisher targeting audiences interested in Christian and family-themed content and conservative values, today confirmed its third quarter 2006 total revenue guidance, previously provided on August 7, 2006, to be between $57.9 million and $58.4 million.

In addition, Salem announced that it is scheduled to present at two investor conferences to be held during the NAB Radio Show, September 20-22, 2006 in Dallas. Salem is scheduled to present at a Bear Stearns investor conference on Wednesday, September 20, at 10:00 a.m. CDT at the Hilton Anatole and at the 13th Annual Deutsche Bank Radio Only Seminar on Thursday, September 21, at 2:15 p.m. CDT at the Hotel Crescent Court.

Salem Communications Corporation (Nasdaq:SALM) is a leading U.S. radio broadcaster, Internet content provider and magazine publisher focused on Christian and family themes. In addition to its radio properties, Salem owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, a leading Internet provider of Christian content and online streaming; and Salem Publishing™, a leading publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 99 radio stations, including 65 stations in 23 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

CONTACT: Salem Communications Corporation

Eric Jones, 805-987-0400 x 1048 (Investors)

EricJ@salem.cc

or

Denise Davis, 805-384-4508 (Media)

DeniseD@salem.cc

SOURCE: Salem Communications Corporation